Aeglea Corporate Overview December 2019 Aeglea Bio Therapeutics External Exhibit 99.1

Forward Looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our lead product candidate and our other product candidates, potential growth opportunities, financing plans, use and adequacy of financing plans, competitive position, industry environment and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lead product candidate pegzilarginase; the progress of patient enrollment and dosing in the Phase 3 PEACE trial, the ability of pegzilarginase to achieve applicable endpoints in the Phase 3 PEACE trial, the ability for patients who participate in the Phase 3 PEACE trial to participate in a long-term extension study, the safety profile of pegzilarginase in our Phase 3 PEACE trial, the potential for data from our clinical trials of pegzilarginase to support a marketing application, as well as the timing of these events, the potential for preclinical studies to be predictive of current or future clinical trials, our ability to obtain funding for our operations, development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the potential for expeditated development and review of pegzilarginase as of a result of its Breakthrough Therapy designation; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; our ability to develop our own commercial manufacturing facility; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on these and other factors that could affect these forward-looking statements is contained in our most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC), and other reports filed by the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 1 Aeglea Bio Therapeutics External Aeglea [Logo]

Clinical-Stage Biotechnology Company that Engineers Next Generation Human Enzymes with Enhanced Properties and Novel Activity to Provide Solutions for Diseases with Unmet Medical Need

Aeglea BioTherapeutics, Inc. | NASDAQ: AGLE | Austin, Texas

Lead Investigational Program

Pegzilarginase – Pivotal Phase 3 in ARG1-D

Employees	IND-Enabling Programs
75	Homocystinuria & Cystinuria

Cash and Marketable Securities at September 30, 2019

$90.2 million[1] (no debt)


Activity
Specificity
Stability

1. Includes $1.5M of restricted cash

2
© Aeglea BioTherapeutics | EXTERNAL

IND Enabling Phase 1 Phase 2 Phase 3 Discovery Product & Target Indication Pegzilarginase Arginine Arginase 1 Deficiency SCLC – Combination Cancer Metabolism AEB2109 Methionine AEB3103 Cysteine/Cystine Pegzilarginase Arginine Research Programs AEB4104 Homocysteine/ Homocystine Homocystinuria Cystinuria Undisclosed Cancer Metabolism AEB5100 Cysteine/Cystine Pipeline Building Using a Unique Drug Hunting Approach Worldwide commercial rights to entire pipeline 3 Aeglea Bio Therapeutics External Aeglea [Logo]

Strong Momentum with Multiple Near-term Catalysts Recent Milestones Anticipated Milestones Pegzilarginase: ARG1-D Statistically significant arginine reduction at 20-doses vs baseline (p<0.001) Compelling Phase 1/2 & OLE (20-dose) efficacy data demonstrated 79% clinical responder rate First patient dosed in the pivotal Phase 3 PEACE trial Breakthrough Therapy Designation granted by the FDA PRV eligible: rare pediatric disease designation granted by FDA Subcutaneous dosing; all 10 eligible patients in OLE Raised $69 million in February 2019 public follow-on AEB4104: Homocystinuria in IND-enabling studies Preclinical proof of concept that plasma homocysteine levels reduction improves disease related abnormalities Advancing subcutaneous dosing approach into the clinic AEB5100: Cystinuria in IND-enabling studies Identified novel human enzyme based solution for disease management Established proof of concept that lowering of plasma cystine lowers urine cystine levels and reduces kidney stone formation in a preclinical disease model Pegzilarginase: ARG1-D Additional post-BTD interaction with FDA expected 4Q2019/1Q2020 Completion of enrollment 2H2020 Topline pivotal Phase 3 data: 1Q2021 AEB4104: Homocystinuria IND / CTA filing: 1Q2020 Phase 1/2 trial initiation: 2Q2020 Initial Phase 1/2 data: 1Q2021 AEB5100: Cystinuria Dose response and bioavailability data: 1Q2020 IND / CTA filing: 2H2020 4 Aeglea Bio Therapeutics External Aeglea Logo]

Highly Experienced Leadership Team in Drug Discovery & Development Anthony G. Quinn, MD PhD Chief Executive Officer Leslie Sloan, PhD Chief Operating Officer Charles N. York II, MBA Chief Financial Officer Scott Rowlinson, PhD Vice President of Research Ravi M. Rao, MD PhD Chief Medical Officer Michael C. Hanley, MBA Chief Commercial Officer [Logo] [Logo] [Logo] [Logo] [Logo] [Logo] [Logo] [Logo] 5 Aeglea Bio Therapeutics External Aeglea [Logo]

Arginase 1 Deficiency A serious progressive disease with early mortality and high unmet medical need due to an autosomal recessive disorder of arginine metabolism Pegzilarginase: Lead Program Aeglea [Logo] 6

Pegzilarginase: An Innovative Approach to Treat Arginase 1 Deficiency Indication Arginase 1 Deficiency (ARG1-D) Patient Population (Addressable Markets) Greater than 1,000 patients Greater than 200 patients identified to date Diagnosis (Blood Arginine Levels) Symptomatic cases: spasticity, developmental delay, seizures, hyperammonemia Newborn screening: currently available in 34 of 50 US states Unmet Medical Need Very high - no effective therapy Early mortality and serious complications due to continued disease progression Mechanism of Action Extracellular depletion of plasma arginine Reduces high plasma arginine levels that cause neurotoxicity Development Status Additional post–BTD interaction with FDA expected 4Q19/1Q20 PEACE topline data expected 1Q2021 Breakthrough Therapy Designation, Orphan Drug Designation and Fast Track 7 Aeglea Bio Therapeutics External Aeglea [Logo]

** Current Treatment Guidance Pegzilarginase Consistently, Substantially, and Sustainably Controlled Plasma Arginine  101A and Open Label Extension (OLE) All patients demonstrated a marked and sustained reduction in plasma arginine from baseline Statistically significant reductions in arginine from baseline to dose 1, dose 8 and OLE (p˂0.001) Median reduction of 274µM from baseline to 20 doses Plasma arginine reduction was sustained with excellent control into the OLE Chart 8 Aeglea Bio Therapeutics External Aeglea [Logo]

Overall Clinical Response Rate of 79% After 20 Doses 79% (11 of 14) patients were defined as responders at dose 20 based on a ≥1 MCID improvement in at least one of the 6MWT, GMFM-D or GMFM-E assessments All 5 patients (100%) who reached dose 44 maintained their dose 20 overall clinical response status as responders Baseline deficit No baseline deficit Not assessed No improvement or decline Responder (≥1 MCID Increase) ≥ -1 MCID decrease a - GMFCS Category IV, no MCID defined Chart 9 Aeglea Bio Therapeutics External Aeglea [Logo]

Clinically Impactful Improvements at Patient Level with Pegzilarginase Assessment Normal Population Baseline After 20 doses (MCID) Plasma arginine 40-115 µM  363 µM 108.5 µM (last 4 using PEACE criteria) 6MWT 310 – 664 meters 174 meters 176 meters GMFM-D Max = 39 21 27 (1.8X) GMFM-E Max = 72 27 35 (2.9X) Marked improvement in plasma arginine control Improvements in clinical outcome assessments align with observed impact on walk quality and interpersonal interactions Patient 5: Baseline Patient 5: After 20 Doses Unable to cross legs and dependent on walking aid Able to cross legs and less dependent on walking aid *Measured after 8 weeks 10 Aeglea Bio Therapeutics External Aeglea [Logo]

Safety Pegzilarginase was well tolerated Hypersensitivity and hyperammonemia were the most common treatment-related SAEs, and were expected and manageable More than 650 doses were administered to 16 patients (mean of 41 doses per patient) More than 200 injections were administered to 10 patients subcutaneously Most treatment-related AEs were mild Treatment-related adverse events frequency decreased over time The majority of adverse events and all treatment-related SAEs were observed in the first trial (101A) 11 Aeglea Bio Therapeutics External Aeglea [Logo]

PEACE Pivotal Phase 3: Trial Design



Patients with ARG1-D ≥2 years old
R 2:1
Pegzilarginase 0.1* mg/kg IV (n=20)
Placebo IV (n=10)
Open-label extension†
3–4 weeks
24 weeks
Up to 150 weeks

*Dose can be modified based on plasma arginine levels with maintenance of blinding. †The first 8 weeks of the open-label extension will be blinded. All study participants remain on current disease management for the duration of the trial.

Key eligibility criteria

- Plasma arginine greater than 250μM (mean)
- 2 years or older
- Deficit in clinical response endpoint assessment

Endpoints selected to assess improvements meaningful to patients and physicians

- **Primary:** plasma arginine reduction
- **Secondary:** clinical response endpoint
  - Timed Walk Test (2MWT)
  - GMFM-D (Standing)
  - GMFM-E (Walking, Running & Jumping)
- **Secondary:** other
  - Adaptive Behavior (Vineland)
  - Safety
  - Pharmacokinetics

Single, global pivotal Phase 3 trial based on input from FDA and EMA to support registration

Dose adjustments in the double-blind treatment period can be made to optimize plasma arginine control for levels outside the range of 50-150μM. If needed, weekly doses can be increased to 0.15 and 0.2 mg/kg or reduced to 0.05mg/kg

12 © Aeglea BioTherapeutics | EXTERNAL

Significant Momentum in Patient Identification 2017 September 2018 September 2019 50+ Patients 140+ Patients 200+ Patients Patients Rest of World 20+ Patients 100+ Patients 80+ Europe United States Patients 13 Aeglea Bio Therapeutics External [Aeglea Logo]

ARG1-D: Key Highlights and Next Steps PEACE is a single, global pivotal trial designed with input from FDA and EMA Phase 1/2 & OLE data demonstrates clinical impact Primary endpoint: arginine reduction Secondary endpoints: clinical outcomes, safety and PK 30 patients, randomized 2:1 (pegzilarginase: placebo) 24 weeks dosing period Sustained control of plasma arginine 79% (11/14) of patients at 20 doses were clinical responders Well tolerated and the rates of treatment-related adverse events decreased over time Patient finding momentum and PEACE trial underway First patient dosed in pivotal Phase 3 PEACE trial Topline results expected in 1Q2021 14 Aeglea Bio Therapeutics External [Aeglea Logo]

AEB4104 Homocystinuria due to Cystathionine beta synthase (CBS) deficiency [Aeglea Logo]

AEB4104 Program: An Innovative Approach to Treat Homocystinuria

Indication	• Cystathionine beta synthase (CBS) deficiency and other forms
Patient Population (Addressable Markets)	• Greater than 5,000 patients
Unmet Medical Need	• Very high - no effective therapy for many patients • Early mortality and serious complications • Lens dislocation, glaucoma and severe short-sightedness • Skeletal abnormalities including osteoporosis • Learning problems, developmental delay/intellectual disability • Vascular abnormalities including thromboembolism
Mechanism of Action	• Therapeutic human enzyme that degrades plasma homocysteine **AND** homocystine

Morris AAM et al 2017

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© Aeglea BioTherapeutics | EXTERNAL

aeglea BIOTHERAPEUTICS

Increased Mortality and Severe Complication Risk in Patients with Homocystinuria

629 patients with Homocystinuria due to CBS deficiency from a natural history study[1]

B6 responsive and non-responsive data links risk of complications to severity of metabolic defect

Mortality



PERCENT PROBABILITY OF SURVIVAL
100
90
80
70
60
50
10
20
30
40
50
60
AGE, years
B6-responsive = 231
All patients = 629
B6-non-responsive = 231

Natural History

	B6-non-responsive	B6-responsive
Elevated levels of Homocysteine	✔ ✔ ✔	✔
Mortality by age 30	23%	4%
Most common cause of death	***Thromboembolism***	
Lens Dislocation in 50%	Age 6	Age 10
Median IQ	56	78
Chance of thrombosis by age 15	27%	12%

Severity of enzyme deficiency impacts homocysteine levels, mortality and risk of serious complications

[1]Mudd et al, 1985

CBS – Cystathionine β-synthase

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© Aeglea BioTherapeutics | EXTERNAL

aeglea BIOTHERAPEUTICS

Increased Mortality and Severe Complication Risk in Patients with Homocystinuria

B6 responsive and non-responsive data links risk of complications to severity of metabolic defect

Mortality All patients are un-treated


PERCENT PROBABILITY OF SURVIVAL
100
90
80
70
60
50
10
20
30
40
50
60
AGE, years
B6 - responsive
B6 - non-responsive
All types combined

- Mortality risk in non-B6-responsive patients at age 20 was 20% compared to <5% in B6-responsive patients

Disease Complications All patients are un-treated

Osteoporosis


PERCENT PROBABILITY OF NOT HAVING RADIOGRAPHIC SPINAL OSTEOPOROSIS
100
90
80
70
60
50
40
30
20
4
8
12
16
20
24
28
32
36
AGE, years
B6 - responsive
B6 - non-responsive
All types combined

- Osteoporosis risk was ~50% in non-B6-responsive patients and ~25% in B6-responsive patients at age 12

Lens Dislocation


PERCENT PROBABILITY THAT LENSES ARE NOT DISLOCATED
AGE, Years
B6 - responsive
B6 - non-responsive
All types combined

- Lens dislocation risk was ~85% in B6-non-responsive patients and ~60% in B6-responsive patients at age 12

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© Aeglea BioTherapeutics | EXTERNAL
Mudd et al, 1985

Patient Needs Not Adequately Addressed by Current Disease Management Current standard of care: B6 (pyridoxine) for responsive patients Low-methionine diet + amino acid supplements Betaine Current disease management is inadequate: Limited effectiveness Non-compliance Poor tolerability of amino acid supplementation and Betaine Three key areas of unmet medical need: Therapy-resistant patients on optimal standard disease management Patients who are at high risk of non-compliance which places them at increased risk of severe complications Patients intolerant of available adjunctive therapies due to either safety issues or other adverse reactions Limited impact of approved therapies for Homocystinuria 19 Aeglea Bio Therapeutics External [Aeglea Logo]

AEB4104 Program: Therapeutic Approach to Improve Control of Total Plasma Homocysteine AEB4104 Program Candidate Reduces Plasma Total Homocysteine (tHcy) in Preclinical Model of Homocystinuria Candidate from AEB4104 candidate is an engineered CGL enzyme designed to change its native substrate specificity from cystathionine to both homocysteine and homocystine Methionine Homocysteine Cystathionine Cysteine CBS Intracellular Extracellular Homocysteine Homocystine AEB4104 Homocysteine (protein bound) Potential Advantages of the CGL Scaffold Decrease in plasma homocysteine and homocystine Dietary Amino Acids Low immunogenicity Human scaffold Safety Generates natural metabolites Versatility One scaffold for multiple targets Manufacturing Scaffold knowledge transfer High serum stability Stable cofactor Long half-life PEGylation X Total plasma homocysteine & homocystine High methionine diet-induced homocystinuria model Total homocysteine and homocystine (tHcy) µM 400 300 200 100 0 0 1 2 3 4 5 6 7 Days 20 Aeglea Bio Therapeutics External [Aeglea Logo]

AEB4104 Program: Improved Survival & Correction of Disease Manifestations in a Preclinical Model of Homocystinuria Patients Reverses Severe Liver Abnormalities (AEB4104 Program Candidate) Reductions in total plasma homocysteine (tHcy) leads to improvements in disease related abnormalities and 100% survival HED = Human Equivalent Dose 100% Survival at 18 Weeks Following Subcutaneous Treatment CBS -/- (AEB4104 Program Candidate) AEB4104 SC 1.0 mg/kg HED AEB4104 SC 0.26 mg/kg HED AEB4104 SC 0.13 mg/kg HED PBS Negative Control p< 0.0001 p< 0.0001 p< 0.0177 Bi-weekly dosing 21 Aeglea Bio Therapeutics External [Aeglea Logo]

AEB4104 Program: Improved Survival & Correction of Disease Manifestations in a Preclinical Model of Homocystinuria Patients Reverses Severe Liver Abnormalities (AEB4104 Program Candidate) Reductions in total plasma homocysteine (tHcy) leads to improvements in disease related abnormalities and 100% survival HED = Human Equivalent Dose 100% Survival at 18 Weeks Following Subcutaneous Treatment CBS -/- (AEB4104 Program Candidate) AEB4104 SC 1.0 mg/kg HED AEB4104 SC 0.26 mg/kg HED AEB4104 SC 0.13 mg/kg HED PBS Negative Control p< 0.0001 p< 0.0001 p< 0.0177 Bi-weekly dosing Chart 21 Aeglea Bio Therapeutics External [Logo]

AEB4104 Program for Homocystinuria – Phase 1/2 Trial Homocysteine reduction and removal of betaine/diet restriction provides a path to approval Key Inclusion Criteria Plasma tHcy >80 µm ≥12 yrs of age Endpoints Safety and tolerability PK Reduction in plasma total homocysteine (tHcy) levels Anticipate enrolling 16-20 pts Weekly dosing for 4 weeks Provides information on both single and repeat dosing Cohort 2 Cohort 3 Cohort 4 Part 1 (IV) Part 2 (SC) Dose 0.3 mg/kg N=4 Dose 1.0 mg/kg N=4 Trial expected to initiate in 2Q2020 and initial clinical data expected in 1Q2021 Dose 0.1 mg/kg N=4 Cohort 1 Dose 0.1 mg/kg N=4 Cohort 5 Additional optional cohorts allowed if needed Dose dependent reduction in tHcy establishes proof of concept

AEB5100 Cystinuria

AEB5100 Program: An Innovative Approach to Treat Cystinuria Indication Cystinuria Patient Population (Addressable Markets) Greater than 10,000 patients Unmet Medical Need Severe, recurrent flank/abdominal pain and hematuria from an early age Multiple hospitalizations and invasive procedures including surgical interventions Increased risk of hypertension and chronic kidney failure Mechanism of Action Therapeutic human enzyme that degrades cystine Castro Pereira DJ et al 2015

Patient Needs Not Adequately Addressed by Current Disease Management Limited impact of approved therapies for Cystinuria Current standard of care: Very high fluid intake (>3.5 liters/day) Diet modification to reduce cystine consumption Urine alkalization to improve cystine solubility Thiol binding drugs (e.g. tiopronin) Current disease management is inadequate: Limited effectiveness High fluid intake requirements impractical and adversely impact QOL Serious side effects and/or poor tolerability oral therapies Three key areas of unmet medical need: Therapy-resistant patients on optimal standard disease management Patients intolerant of available adjunctive therapies Patient circumstances where ability to maintain high urine volume or comply with high fluid intake is challenging Pearle, Goldfarb et al. 2019 Bazin et al. J. Appl. Cryst (2014). 47, 719-725 Image courtesy of Stuart Wolf, UT Austin

Novel Therapeutic Approach for Cystinuria – Enzymatic Reduction of Cystine

Healthy


blood
vessel
kidney
tubule
Functional
Transporter
= low cystine

Low cystine in urine

Healthy

Cystinuria


Defective
Transporter
= high cystine
= Kidney Stones

High cystine in urine→ cystine precipitates → stone formation

Severe pain, surgical interventions, kidney failure

Innovative Enzyme Approach


Enzymatic
Lowering of
Cystine in Blood
Defective
Transporter
= low cystine

Enzymatic reduction of plasma cystine should lower urine cystine and reduce cystine stone formation

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Biyani and Cartledge EAU-EBU Update Series 4 (2006) 175-183
Leslie and Nazzal Renal Calculi (Cystinuria, Cystine Stones) (2018)

aeglea™ BIOTHERAPEUTICS

There are no naturally occurring human enzymes that efficiently degrade cystine AEB5100 Program: Novel Human Enzyme Solution for Cystinuria Cramer SL et al, 2017 Nature Medicine 23:120-7 Creating Novel Cystine Degrading Activity1 ¥ total cysteine (µM) normalized to creatinine (mM) * p<0.005 ** p<0.05 Plasma Cystine & Cysteine Urine Cystine & Cysteine Protein Engineering Proof of Concept Determination in Cystinuria Disease Model Chart Chart Chart

AEB5100 Program: Prevention of Kidney Stone Formation in Cystinuria Mouse Model

Slc3a1 mice received 65% of normal water intake to model impact of fluid limitation

Urine Cystine


Dosing and 65% water ration starts
fCys (µM)/Creatinine (mM)
8000
6000
4000
2000
0
-7
0
7
14
21
28
Days of 65% Water
PBS
AEB5100 program candidate

Volume of Kidney Stones


p=0.0044
Kidney Stone Volume (mm3)
0.3
0.2
0.1
0.03
0.02
0.01
0.00
5-6 week old (100% water access)
9-10 week old (after 4 weeks of 65% water access and dosing)
Untreated
PBS
AEB5100 program candidate

Study ongoing

Slc3a1 -/- mouse model
5-6 weeks old at dosing start

Administration of AEB5100 candidate markedly reduces kidney stone formation in preclinical model

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aeglea BIOTHERAPEUTICS

Financial Summary $ Millions Three Months Ended 09/30/2019 Nine Months Ended 09/30/2019 Grant Revenue $ - $ - R&D Expense $17.8 $47.0 G&A Expense $4.3 $11.4 Net Loss $21.6 $56.8 Expected funding runway: through 1Q2021 Cash and marketable securities at September 30, 2019: $90.2 million1 (no debt) Shares outstanding at November 1, 2019: 29.0 million We own worldwide rights to our pipeline Includes $1.5M of restricted cash